                                   AIM GLOBAL
                                 UTILITIES FUND


[AIM LOGO APPEARS HERE]          ANNUAL REPORT                DECEMBER 31, 1997

                      --------------------------------------

                                  AIM GLOBAL
                                 UTILITIES FUND

                               For shareholders

                          who seek high current income

                            and capital appreciation

                               through a portfolio

                                  primarily of

                           common and preferred stocks

                          of public utility companies.

                      --------------------------------------

                                  [COVER PHOTO
                                  APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o In 1997, the Fund paid distributions of $0.48, $0.36, and $0.14 for Class A, Class B, and Class C shares, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Utility Funds Index is an average of the 30 largest utility funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o Standard & Poor's Corporation is a credit-rating agency. The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
        ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
             INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    1997 proved an eventful year in securities markets. The Dow
 [PHOTO OF          Jones Industrial Average reached its all-time high--and also
 Charles T.         had its largest one-day point drop ever, though not its
   Bauer,           largest percentage drop. Volatility was unabated, and we
Chairman of         experienced the first 10% stock market correction in the
the Board of        U.S. since 1991.
  THE FUND               Never dull and occasionally unsettling, 1997 was also
APPEARS HERE]       a very good year for many investments. For an unprecedented third year in a row, domestic equities rose more than 20%.
                    Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                         Market expectations performed an about-face during the
                    year. Worry about the inflationary potential of vigorous
economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
    An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
    In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
    First, from March 29 through April 4, the Securities and Exchange Commission
(SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
    The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
    Look for further information on both of these investor education events in the national and local press.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                       ----------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

                       ----------------------------------

The Managers' Overview

FOURTH-QUARTER SURGE LEADS
TO IMPRESSIVE RETURNS

A roundtable discussion with the Fund management team for AIM Global Utilities Fund about the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
Q.  HOW DID AIM GLOBAL UTILITIES FUND PERFORM DURING THE FISCAL YEAR?

A. We are pleased to report the Fund's average annual total return was 23.70% for Class A shares and 22.74% for Class B shares for the fiscal year ended December 31, 1997. Since inception on August 4, 1997, Class C shares produced a cumulative total return of 9.74%. This was the Fund's third-highest one-year return in its nearly 10 years of operations. The Lipper Utility Funds Index returned 25.81% during the same period, while the Dow Jones Average of 15 Utilities returned 23.00%.
        For the three-year period ended December 31, 1997, the Fund's Class A shares averaged 21.74% annual returns and Class B shares 20.81%. Both classes exceeded the Lipper Utility Funds Index average annual total return of 20.44% over the same period, while the Fund's Class A shares outperformed the Dow Jones Average of 15 Utilities' three-year return of 20.99%.

================================================================================
FUND'S ONE-YEAR TOTAL RETURN
--------------------------------------------------------------------------------
1997 Performance
Class A Shares    23.70%
Class B Shares    22.74%

1996 Performance
Class A Shares    13.88%
Class B Shares    12.98%
================================================================================
Note: Class C shares commenced sales on August 4, 1997.

Q. WHAT CAUSED THE OUTSTANDING PERFORMANCE FOR DOMESTIC UTILITIES DURING THE FOURTH QUARTER?

A. The total return on the Fund's Class A, Class B, and Class C shares was 6.22%, 6.02%, and 6.02%, respectively, during the fourth quarter of the fiscal year. This unusually high three-month return was caused by the low valuations of domestic electric company stocks compared to the rest of the market and by the financial uncertainty in Asia. This combination attracted investors to the domestic electric stock sector and proved to be very beneficial for the Fund.

Q.  WHAT PERCENTAGE OF THE FUND'S PORTFOLIO WAS IN DOMESTIC UTILITIES?

A. We finished the fiscal year with just over 51% of the Fund's holdings in the domestic utilities sector. Electric power companies continued to be the Fund's largest industry weighting at almost 27% of the portfolio. Such electric companies as Pinnacle West Capital and NIPSCO Industries, Inc., both among the portfolio's top 10 holdings at the end of the reporting period, are companies that provided attractive current income for the Fund.

Q.  WHAT PERCENTAGE OF THE FUND'S PORTFOLIO WAS OVERSEAS?

A. We finished the fiscal year with 34% of the Fund's holdings in the foreign sector, an increase of 2% from the start of the year. We expect that figure to rise as we identify more foreign utilities with attractive earnings, and as more companies around the world continue to go public. The foreign utilities sector continued to offer the Fund the best opportunities for growth. In fact, for the first time a foreign holding, Telecom Italia, finished the fiscal year among the Fund's top 10 holdings.

Q.  WAS THE FUND AFFECTED BY THE FINANCIAL TURMOIL IN ASIA?

A. Fortunately, only 1% of the portfolio was in Asia, so we were spared much of the volatility during the last part of the reporting period. The volatility in the Asian markets combined with the low valuations of the domestic electric stocks actually brought a lot of non-traditional utility investors into the sector, contributing to the strong fourth-quarter performance for utilities.
        However, the portfolio wasn't completely immune to the "Asian Flu," as analysts termed the financial turmoil in Asia. About 5% of the portfolio was in Latin America, and those holdings did experience some of the turbulence that occurred in Southeast Asia, although it was not as dramatic. Europe continued to be the Fund's largest overseas region with almost 20% of the portfolio, and European markets were less affected by the troubles in Asia than other parts of the world.

                           ------------------------

                       The volatility in the Asian markets

                     combined with the low valuations of the

                 domestic electric stocks actually brought a lot

                 of non-traditional utility investors into the

                   sector, contributing to the strong fourth-

                       quarter performance for utilities.

                           ------------------------

PORTFOLIO COMPOSITION

As of 12/31/97, based on total net assets

================================================================================================
TOP 10 INDUSTRIES*
------------------------------------------------------------------------------------------------
1. Electric Companies              26.63%      6. Telecommunications (Long Distance)       4.02%
2. Telephone                       21.81       7. Power Producers (Independent)            3.89
3. Natural Gas                     12.75       8. Telecommunications (Cellular/Wireless)   3.35
4. Real Estate Investment Trusts    5.03       9. Water Utilities                          2.46
5. Communications Equipment         4.69      10. Oil & Gas (Exploration & Production)     1.83
================================================================================================

================================================================================================
TOP 10 HOLDINGS
------------------------------------------------------------------------------------------------
1. Cincinnati Bell, Inc.            2.64%      6. Telecom Italia S.p.A.                    1.83%
2. Williams Companies., Inc. (The)  2.50       7. BellSouth Corp.                          1.83
3. El Paso Natural Gas Co.          2.50       8. FPL Group, Inc.                          1.72
4. Pinnacle West Capital Corp.      2.31       9. SBC Communications, Inc.                 1.70
5. Ameritech Corp.                  1.92      10. NIPSCO Industries, Inc.                  1.53
================================================================================================

================================================================================================
TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------
1. United States                   60.80%      6. Germany                                  2.27%
2. United Kingdom                   7.22       7. Brazil                                   1.95
3. Canada                           5.78       8. Portugal                                 1.57
4. Italy                            2.81       9. Chile                                    1.40
5. Spain                            2.38      10. New Zealand                              1.33

* Domestic and Foreign Combined

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================================


Q. TELECOMMUNICATIONS CONTINUED TO BE A MAJOR COMPONENT OF THE FUND'S PORTFOLIO. HOW DID THAT SECTOR PERFORM DURING THE FISCAL YEAR?

A. The fourth quarter saw a dramatic rise among the regional Bell telephone companies due to their lower valuations when compared to the market, and the Fund participated in their positive increases. Some familiar names in the Fund's top 10 holdings at the end of the reporting period were Cincinnati Bell, Inc., Ameritech Corp., BellSouth Corp., and SBC Communications, Inc.
        The telecommunications and telephone sectors comprised over 33% of the Fund at the end of the fiscal year.

Q.  DID THE FUND PARTICIPATE IN THE REAL ESTATE SECTOR'S STRONG PERFORMANCE?

A. Yes. During the reporting period, the National Association of Real Estate Investment Trusts (NAREIT) Index returned over 19%, and the Fund benefited from the sector's strong performance. Historically, real estate investment trusts (REITs) have been a very attractive investment as they provide average returns of 12% to 15%, including fairly high yields, with very low volatility. This year they performed very well, as they now are reaping the benefits of a fairly inexpensive real estate market over the last 10 years. Our REIT exposure was just over 5% at the end of the fiscal year.

Q. DISCUSSIONS CONTINUE ABOUT THE DEREGULATION OF ELECTRIC UTILITIES IN THE U.S. HOW WOULD THAT AFFECT THE FUND?

A. Electric utilities deregulation was a hot topic during the past year. Many people believe that deregulation, and the competition that theoretically would come from a free market caused by deregulation, will lead to lower bills for consumers. However, there are other factors that are not being considered that will greatly influence the new free market for utilities, such as the increasing political influence of electric companies. There is a lot of debate about whether a true free market actually can be created for deregulated utilities.
        Regardless, the utility sector is a different investment option today than it was 15 years ago. It is more volatile today, and will continue to be so. The "guaranteed dividends" that utility companies were expected to provide to investors are a thing of the past. Today an electric company may choose to reinvest that capital in the company to make it more competitive in the face of deregulation or use it to buy back its stock rather than distributing those dividends to its shareholders. While many companies will prosper, some will fail. There will be many mergers and acquisitions, and there will be many growth opportunities in the future.

Q.  WHAT IS YOUR MARKET OUTLOOK FOR UTILITIES IN THE NEAR FUTURE?

A. During the fiscal year we saw many positive influences in the utilities sector. Domestically we saw attractive valuations among electric companies and the regional Bells that sparked a nice rally for the sector in the fourth quarter. While it may be unrealistic to expect continued annual returns of over 20% for the Fund, we are positive on the utilities sector overall. We anticipate continuing breakthroughs in telecommunications, and the prospects in the foreign utilities markets are enticing as we expect to see more privatization of government-owned electric, gas, and telephone utilities overseas. Those two segments offer the Fund the best growth potential, while the U.S. electric utilities continue to offer attractive opportunities.
        The new, competitive marketplace means utility stocks will see more volatility. However, we expect utilities potentially to have the lowest volatility of any stock in any particular country. Given the global outlook for stable interest rates and healthy, moderate growth in most areas in which the Fund invests, the market conditions seem favorable for utility companies in 1998.

          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM GLOBAL UTILITIES FUND VS. BENCHMARK INDEXES

The chart compares your Fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 1/18/88 to 12/31/97.
   It is important to understand differences between your Fund and these indexes. Your Fund's total return is shown with a sales charge and includes Fund expenses and management fees. An index measures performance of a hypothetical portfolio, in this case the Standard & Poor's 500 and the Dow Jones Average of 15 Utilities. Keep in mind that the S&P 500 is a broad equities index that does not include many utility stocks. As of December 31, 1997, only 3.40% of the S&P 500 consisted of utility stocks.
   Unlike your Fund, the indexes are not managed, incurring no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

GROWTH OF A $10,000 INVESTMENT

1/18/88-12/31/97

Past performance is no guarantee of comparable future results.

--------------------------------------------------------------------------------
          AIM GLOBAL UTILITIES     STANDARD & POOR'S        DOW JONES
          FUND, CLASS A SHARES     500 STOCK INDEX      AVERAGE OF 15 UTILITIES
--------------------------------------------------------------------------------

 1/18/88       $ 9,453.00             $10,000.00            $10,000.00
12/31/88        11,030.00              11,545.00             10,655.00
12/31/89        15,013.00              15,192.00             14,419.00
12/31/90        14,566.00              14,719.00             13,767.00
12/31/91        18,011.00              19,184.00             15,845.00
12/31/92        19,438.00              20,643.00             16,481.00
12/31/93        21,832.00              22,715.00             18,062.00
12/31/94        19,307.00              23,023.00             15,338.00
12/31/95        24,728.00              31,644.00             20,273.00
12/31/96        28,159.00              38,891.00             22,144.00
12/31/97        34,830.00              51,847.00             27,187.00
================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including sales charges

CLASS A SHARES

Inception (1/18/88)   13.36%
  5 Years             11.12
  1 Year              16.91

CLASS B SHARES

Inception (9/1/93)     8.84%
  3 Years             20.12
  1 Year              17.74

CLASS C SHARES

Inception (8/4/97)     8.74%*

*Total return provided is cumulative total return that has not been annualized.

================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of the index cited on this page, please refer to the inside front cover. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.

                                                               For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS
o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU
Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT
Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

[ ] You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.
[ ] You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.
[ ] Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.
[ ] You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.
[ ] You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

ROTH IRA
CALCULATOR & (GRAPHIC)
ANALYZER

The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE
Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-48.27%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.67%

Univision Communications Inc.(a)         26,500   $  1,850,031
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.06%

ADC Telecommunications, Inc.(a)          62,000      2,588,500
--------------------------------------------------------------
Excel Switching Corp.(a)                  4,900         87,587
--------------------------------------------------------------
Lucent Technologies, Inc.                29,000      2,316,375
--------------------------------------------------------------
NEXTLINK Communications, Inc.-Class
  A(a)                                   15,900        338,869
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                                34,100      2,028,950
--------------------------------------------------------------
Tellabs, Inc.(a)                         20,000      1,057,500
--------------------------------------------------------------
                                                     8,417,781
--------------------------------------------------------------

ELECTRIC COMPANIES-16.07%

Allegheny Energy, Inc.                  106,500      3,461,250
--------------------------------------------------------------
Carolina Power & Light Co.               57,000      2,418,937
--------------------------------------------------------------
CINergy Corp.                            57,000      2,183,813
--------------------------------------------------------------
DQE, Inc.                               110,000      3,863,750
--------------------------------------------------------------
Edison International                     61,000      1,658,437
--------------------------------------------------------------
FPL Group, Inc.                          80,000      4,735,000
--------------------------------------------------------------
IPALCO Enterprises, Inc.                 25,500      1,069,406
--------------------------------------------------------------
New Century Energies, Inc.               65,200      3,125,525
--------------------------------------------------------------
New York State Electric & Gas Corp.      75,000      2,662,500
--------------------------------------------------------------
NIPSCO Industries, Inc.                  85,000      4,202,188
--------------------------------------------------------------
Pinnacle West Capital Corp.             150,000      6,356,250
--------------------------------------------------------------
Public Service Company of New
  Mexico                                 60,000      1,421,250
--------------------------------------------------------------
Sierra Pacific Resources                 45,500      1,706,250
--------------------------------------------------------------
Southern Co.                            109,000      2,820,375
--------------------------------------------------------------
Teco Energy, Inc.                        88,200      2,480,625
--------------------------------------------------------------
                                                    44,165,556
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.43%

Superior TeleCom Inc.(a)                 34,100      1,178,581
--------------------------------------------------------------

NATURAL GAS-8.81%

Coastal Corp. (The)                      17,500      1,083,906
--------------------------------------------------------------
Columbia Gas System, Inc.                25,000      1,964,063
--------------------------------------------------------------
El Paso Natural Gas Co.                 103,000      6,849,500
--------------------------------------------------------------
Energen Corp.                            19,100        759,225
--------------------------------------------------------------
KN Energy, Inc.                          41,600      2,246,400
--------------------------------------------------------------
Public Service Company of North
  Carolina, Inc.                         40,000        915,000
--------------------------------------------------------------
Sonat, Inc.                              76,500      3,499,875
--------------------------------------------------------------
Williams Companies, Inc. (The)          242,600      6,883,775
--------------------------------------------------------------
                                                    24,201,744
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.20%

AES Corp.(a)                             28,400   $  1,324,150
--------------------------------------------------------------
Calenergy, Inc.(a)                       69,000      1,983,750
--------------------------------------------------------------
                                                     3,307,900
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-5.03%

Alexandria Real Estate Equities,
  Inc.                                   27,500        867,969
--------------------------------------------------------------
Boston Properties, Inc.                  40,000      1,322,500
--------------------------------------------------------------
Mack-Cali Realty Corp.                   43,400      1,779,400
--------------------------------------------------------------
Captec Net Lease Realty, Inc.            35,000        601,562
--------------------------------------------------------------
CCA Prison Realty Trust                  38,200      1,704,675
--------------------------------------------------------------
Crescent Real Estate Equities, Co.       26,400      1,039,500
--------------------------------------------------------------
Entertainment Properties Trust           30,400        589,000
--------------------------------------------------------------
Golf Trust of America, Inc.              13,500        391,500
--------------------------------------------------------------
Imperial Credit Commercial Mortgage
  Investment Corp.                       31,600        462,150
--------------------------------------------------------------
Meditrust Corp.                          25,594        937,380
--------------------------------------------------------------
Parkway Properties, Inc.                 15,000        514,688
--------------------------------------------------------------
Patriot American Hospitality, Inc.       60,800      1,751,800
--------------------------------------------------------------
Public Storage, Inc.                     27,000        793,125
--------------------------------------------------------------
Starwood Lodging Trust                   18,500      1,070,688
--------------------------------------------------------------
                                                    13,825,937
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.42%

IXC Communications, Inc.(a)              36,500      1,145,188
--------------------------------------------------------------
WinStar Communications, Inc.(a)          61,500      1,533,656
--------------------------------------------------------------
WorldCom, Inc.(a)                        40,000      1,210,000
--------------------------------------------------------------
                                                     3,888,844
--------------------------------------------------------------

TELEPHONE-11.58%

Ameritech Corp.                          65,400      5,264,700
--------------------------------------------------------------
BellSouth Corp.                          89,100      5,017,444
--------------------------------------------------------------
Century Telephone Enterprises            66,800      3,327,475
--------------------------------------------------------------
Cincinnati Bell, Inc.                   234,000      7,254,000
--------------------------------------------------------------
Electric Lightwave, Inc.-Class A(a)      80,000      1,190,000
--------------------------------------------------------------
GTE Corp.                                36,600      1,912,350
--------------------------------------------------------------
McLeodUSA Inc.-Class A(a)                40,000      1,280,000
--------------------------------------------------------------
SBC Communications, Inc.                 63,800      4,673,350
--------------------------------------------------------------
Teleport Communications Group
  Inc.-Class A(a)                        35,000      1,920,625
--------------------------------------------------------------
                                                    31,839,944
--------------------------------------------------------------
    Total Domestic Common Stocks                   132,676,318
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC PREFERRED STOCKS-3.53%

ENTERTAINMENT-0.36%

Time Warner Inc.-Series M, $102.50
  PIK Pfd.                                  891   $  1,002,672
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.14%

Salomon Inc.-$3.48 Conv. Pfd.             6,700        396,975
--------------------------------------------------------------

NATURAL GAS-0.71%

MCN Corp.-$2.013 Conv. Pfd. PRIDES       57,000      1,952,250
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.61%

AES Trust I-$2.69 Conv. Pfd.             54,000      3,874,500
--------------------------------------------------------------
Citizens Utilities Co.-$2.50 Conv.
  Pfd.                                   11,400        544,350
--------------------------------------------------------------
                                                     4,418,850
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.71%

WorldCom, Inc.-$2.68 Conv. Pfd.          18,500      1,942,500
--------------------------------------------------------------
    Total Domestic Preferred Stocks                  9,713,247
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-30.05%

ARGENTINA-0.70%

Central Costanera S.A.-Class B
  (Electric Companies)                  475,200      1,235,755
--------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                            18,300        681,675
--------------------------------------------------------------
                                                     1,917,430
--------------------------------------------------------------

AUSTRALIA-0.14%

Telstra Corp. Ltd. (Telephone)(a)       195,000        411,776
--------------------------------------------------------------

AUSTRIA-0.48%

Oesterreichische
  Elektrizitaetswirtschafts
  A.G.-Class A (Electric Companies)      12,500      1,326,050
--------------------------------------------------------------

BELGIUM-0.54%

Electrabel S.A. (Electric
  Companies)                              6,400      1,480,338
--------------------------------------------------------------

BRAZIL-1.95%

Centrais Eletricas de Santa
  Catarina S.A. (Electric
  Companies)                            590,000        734,824
--------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel (Electric
  Companies)(a)                          45,700        625,519
--------------------------------------------------------------
Eletricidade de Sao Paulo SA
  (Electric Companies)(a)                 3,990        750,773
--------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)          28,000      3,260,250
--------------------------------------------------------------
                                                     5,371,366
--------------------------------------------------------------

CANADA-1.82%

MetroNet Communications Corp.-Class
  B (Communications Equipment)(a)        23,400        406,575
--------------------------------------------------------------
Philip Services Corp. (Waste
  Management)(a)                         50,000        718,750
--------------------------------------------------------------
TELUS Corp.
  (Telecommunications-Cellular
  /Wireless)                             95,000      2,107,344
--------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas)      71,900      1,653,700
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
CANADA-(CONTINUED)

Westshore Terminals Inc.
  (Services-Facilities &
  Environmental)                         40,800   $    102,782
--------------------------------------------------------------
                                                     4,989,151
--------------------------------------------------------------

CHILE-1.40%

Cia. de Telecomunicaciones de Chile
  S.A.-ADR (Telephone)                   80,750      2,412,406
--------------------------------------------------------------
Enersis S.A.-ADR (Electric
  Companies)                             49,600      1,438,400
--------------------------------------------------------------
                                                     3,850,806
--------------------------------------------------------------

DENMARK-0.31%

Tele Danmark A.S.-ADR (Telephone)        27,500        847,344
--------------------------------------------------------------

FINLAND-0.30%

Nokia Oy A.B.-Class A-ADR
  (Communications Equipment)             11,600        812,000
--------------------------------------------------------------

GERMANY-2.27%

RWE A.G. (Electric Companies)            28,100      1,507,310
--------------------------------------------------------------
VEBA A.G.
  (Manufacturing-Diversified)            46,500      3,166,342
--------------------------------------------------------------
Viag A.G.
  (Manufacturing-Diversified)             2,900      1,562,034
--------------------------------------------------------------
                                                     6,235,686
--------------------------------------------------------------

FRANCE-0.37%

France Telecom S.A.-ADR
  (Telecommunications-Cellular
  /Wireless)(a)                          28,000      1,008,000
--------------------------------------------------------------

HONG KONG-0.23%

China Telecom Ltd.-ADR
  (Telecommunications-Cellular
  /Wireless)(a)                          19,000        637,688
--------------------------------------------------------------

HUNGARY-0.40%

Magyar Tavkozlesi-ADR
  (Telecommunications-Long
  Distance)(a)                           42,700      1,110,200
--------------------------------------------------------------

INDONESIA-0.16%

PT Indosat-ADR (Telephone)               23,000        444,187
--------------------------------------------------------------

ISRAEL-0.51%

ECI Telecommunications Ltd.
  (Communications Equipment)             33,200        846,600
--------------------------------------------------------------
Gilat Communications Ltd.
  (Communications Equipment)(a)          75,000        553,125
--------------------------------------------------------------
                                                     1,399,725
--------------------------------------------------------------

ITALY-2.81%

Telecom Italia Mobile S.p.A.
  (Telecommunications-Cellular
  /Wireless)                            578,300      2,668,222
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       788,333      5,042,835
--------------------------------------------------------------
                                                     7,711,057
--------------------------------------------------------------

JAPAN-0.58%

Nippon Telegraph & Telephone Corp.
  (Telephone)                               850        729,111
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-(CONTINUED)

Nippon Telegraph & Telephone Corp.-ADR
  (Telephone)                               20,000  $   866,250
---------------------------------------------------------------
                                                      1,595,361
---------------------------------------------------------------

NETHERLANDS-0.66%

Royal PTT Nederland N.V.--ADR
  (Telephone)                               43,709    1,813,923
---------------------------------------------------------------

NEW ZEALAND-1.33%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                                 22,600      339,000
---------------------------------------------------------------
Telecom Corp. of New Zealand Ltd.-ADR
  (Telephone)                               85,600    3,317,000
---------------------------------------------------------------
                                                      3,656,000
---------------------------------------------------------------

PERU-0.48%

Luz del Sur S.A. (Power
  Producers-Independent)                    32,000      552,000
---------------------------------------------------------------
Telefonica del Peru S.A.-ADR
  (Telephone)                               33,000      769,313
---------------------------------------------------------------
                                                      1,321,313
---------------------------------------------------------------

PORTUGAL-1.57%

Electricidade de Portugal, S.A.-ADR
  (Electric Companies)(a)                   16,100      623,875
---------------------------------------------------------------
Portugal Telecom S.A.-ADR (Telephone)       68,100    3,200,700
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Telecommunications-Cellular
  /Wireless)(a)                              4,600      492,200
---------------------------------------------------------------
                                                      4,316,775
---------------------------------------------------------------

SPAIN-2.38%

Autopistas Concesionaria Espanola S.A.
  (Services-Commercial & Consumer)          77,000    1,033,574
---------------------------------------------------------------
Iberdrola S.A. (Electric Companies)        233,000    3,066,393
---------------------------------------------------------------
Telefonica de Espana-ADR (Telephone)        26,800    2,440,475
---------------------------------------------------------------
                                                      6,540,442
---------------------------------------------------------------

SWEDEN-0.68%

Telefonaktiebolaget LM Ericsson-ADR
  (Communications Equipment)                50,000    1,865,625
---------------------------------------------------------------

UNITED KINGDOM-7.22%

Energy Group PLC (Power
  Producers-Independent)                    30,000    1,338,750
---------------------------------------------------------------
Hyder PLC (Water Utilities)                 53,955      857,774
---------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                               154,737      734,442
---------------------------------------------------------------
National Power PLC (Electric Companies)    175,000    1,724,468
---------------------------------------------------------------
National Power PLC-ADR (Electric
  Companies)                                40,000    1,585,000
---------------------------------------------------------------
PowerGen PLC (Electric Companies)          209,500    2,725,053
---------------------------------------------------------------
PowerGen PLC-ADR (Electric Companies)       40,900    2,172,812
---------------------------------------------------------------
Scottish Power PLC (Electric Companies)    201,550    1,780,864
---------------------------------------------------------------
Southern Electric PLC (Electric
  Companies)                               124,061    1,030,983
---------------------------------------------------------------
United Utilities PLC (Water Utilities)     197,100    2,524,916
---------------------------------------------------------------
Wessex Water PLC (Water Utilities)         152,775    1,287,168
---------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Yorkshire Water PLC (Water
  Utilities)                            262,440   $  2,090,439
--------------------------------------------------------------
                                                    19,852,669
--------------------------------------------------------------

VENEZUELA-0.76%

Cia. Anonima Nacional Telefonos de
  Venezuela--ADR
  (Telecommunications-Long
  Distance)(a)                           49,900      2,077,088
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              82,592,000
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
DOMESTIC NON-CONVERTIBLE BONDS &
  NOTES-9.00%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.74%

Comcast Corp., Sr. Sub. Deb.,
  9.50%, 01/15/08                   $   900,000   $    961,875
--------------------------------------------------------------
TCI Communications Inc., Sr.
  Notes, 8.00%, 08/01/05              1,000,000      1,071,860
--------------------------------------------------------------
                                                     2,033,735
--------------------------------------------------------------

ELECTRIC COMPANIES-0.91%

El Paso Electric Co., Series D
  Sec. 1st Mortgage Bonds, 8.90%,
  02/01/06                            1,425,000      1,577,688
--------------------------------------------------------------
Western Resources Inc., Sr. Notes,
  7.125%, 08/01/09                      900,000        926,856
--------------------------------------------------------------
                                                     2,504,544
--------------------------------------------------------------

ENTERTAINMENT-0.89%

Time Warner, Inc.
  Deb., 9.125%, 01/15/13              1,000,000      1,194,540
--------------------------------------------------------------
  Notes, 8.18%, 08/15/07              1,150,000      1,262,953
--------------------------------------------------------------
                                                     2,457,493
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.55%

California Energy Co., Notes,
  10.25%, 01/15/04                    1,400,000      1,512,000
--------------------------------------------------------------

NATURAL GAS-2.64%

Enron Corp., Sr. Sub. Deb., 6.75%,
  07/01/05                            3,750,000      3,779,812
--------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%,
  06/15/06                            1,000,000      1,065,000
--------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                            2,205,000      2,396,857
--------------------------------------------------------------
                                                     7,241,669
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.73%

Tennessee Gas Pipeline Co., Bonds,
  7.00%, 03/15/27                     1,900,000      2,003,360
--------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-1.80%

AES Corp., Sr. Sub. Notes, 10.25%,
  07/15/06                              925,000      1,005,938
--------------------------------------------------------------
Indiana Michigan Power, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                            3,021,500      3,953,663
--------------------------------------------------------------
                                                     4,959,601
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-0.74%

AT&T Corp., Sr. Notes, 7.75%,
  03/01/07                          $ 1,850,000   $  2,027,767
--------------------------------------------------------------
    Total Domestic Non-Convertible
      Bonds & Notes                                 24,740,169
--------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS &
  NOTES-3.97%

CANADA-3.97%(b)

Bell Canada
  (Telecommunications-Cellular/Wireless),
  Series EW Deb., 8.80%, 08/17/05  CAD  950,000        780,169
--------------------------------------------------------------
  Unsec. Deb., 10.875, 10/11/04       1,700,000      1,500,468
--------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 11.00%, 10/31/00              1,750,000      1,372,643
--------------------------------------------------------------
Ontario Hydro (Electric
  Companies), Global Bonds, 9.00%,
  06/24/02                            2,500,000      1,985,357
--------------------------------------------------------------
Telegobe Canada, Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03        2,400,000      1,863,772
--------------------------------------------------------------
CANADA-(CONTINUED)

Trans-Canada Pipelines (Oil &
  Gas-Exploration & Production),
  Series Q Deb., 10.625%, 10/20/09CAD 1,750,000   $  1,665,834
--------------------------------------------------------------
  Unsec. Notes, 8.55%, 02/01/06       2,150,000      1,741,650
--------------------------------------------------------------
    Total Foreign Non-Convertible
      Bonds & Notes                                 10,909,893
--------------------------------------------------------------

REPURCHASE AGREEMENT-4.69%(c)

Smith Barney, Inc., 6.75%,
  01/02/98(d)                       $12,885,919     12,885,919
--------------------------------------------------------------
TOTAL INVESTMENT SECURITIES-99.51%                 273,517,546
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.49%                                  1,348,748
--------------------------------------------------------------
NET ASSETS-100.00%                                $274,866,294
==============================================================

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Foreign denominated security. Par value and coupon are denominated in Canadian dollars.
(c)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d)Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875% due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 at $408,000,323.

Abbreviations:

ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
PRIDES - Preferred Redeemable Increased Dividend Equity Securities
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1997

ASSETS:

Investments, at market value (cost
  $185,929,099)                              $273,517,546
---------------------------------------------------------
Foreign currencies, at market value (cost
  $88,841)                                         89,034
---------------------------------------------------------
Receivables for:
  Investments sold                              1,090,901
---------------------------------------------------------
  Fund shares sold                                709,629
---------------------------------------------------------
  Dividends and interest                        1,401,296
---------------------------------------------------------
Investment for deferred compensation plan          21,326
---------------------------------------------------------
Other assets                                       41,624
---------------------------------------------------------
    Total assets                              276,871,356
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           210,840
---------------------------------------------------------
  Fund shares reacquired                        1,155,229
---------------------------------------------------------
  Dividends                                        80,868
---------------------------------------------------------
  Deferred compensation                            21,326
---------------------------------------------------------
Accrued advisory fees                             130,112
---------------------------------------------------------
Accrued administrative service fees                 4,301
---------------------------------------------------------
Accrued distribution fees                         218,550
---------------------------------------------------------
Accrued trustees' fees                              2,114
---------------------------------------------------------
Accrued transfer agent fees                        86,224
---------------------------------------------------------
Accrued operating expenses                         95,498
---------------------------------------------------------
    Total liabilities                           2,005,062
---------------------------------------------------------
Net assets applicable to shares outstanding  $274,866,294
=========================================================

NET ASSETS:

Class A                                      $179,456,316
=========================================================
Class B                                      $ 94,226,860
=========================================================
Class C                                      $  1,183,118
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         9,317,846
=========================================================
Class B                                         4,897,285
=========================================================
Class C                                            61,490
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      19.26
=========================================================
  Offering price per share:
    (Net asset value of $19.26 divided by
    94.50%)                                  $      20.38
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      19.24
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      19.24
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1997

INVESTMENT INCOME:

Dividends (net of $353,265 foreign
withholding tax)                              $ 6,525,168
---------------------------------------------------------
Interest                                        3,200,225
---------------------------------------------------------
    Total investment income                     9,725,393
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,440,692
---------------------------------------------------------
Administrative service fees                        77,375
---------------------------------------------------------
Custodian fees                                     63,892
---------------------------------------------------------
Trustees' fees                                      9,921
---------------------------------------------------------
Distribution fees -- Class A                      411,911
---------------------------------------------------------
Distribution fees -- Class B                      832,184
---------------------------------------------------------
Distribution fees -- Class C                        1,555
---------------------------------------------------------
Transfer agent fees -- Class A                    298,837
---------------------------------------------------------
Transfer agent fees -- Class B                    183,976
---------------------------------------------------------
Transfer agent fees -- Class C                        315
---------------------------------------------------------
Other                                             129,993
---------------------------------------------------------
    Total expenses                              3,450,651
---------------------------------------------------------
Less: Expenses paid indirectly                     (4,257)
---------------------------------------------------------
    Net expenses                                3,446,394
---------------------------------------------------------
Net investment income                           6,278,999
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCY
  TRANSACTIONS:

Net realized gain (loss) from
  Investment securities                        10,287,778
---------------------------------------------------------
  Foreign currency transactions                   (85,284)
---------------------------------------------------------
                                               10,202,494
---------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                        36,483,295
---------------------------------------------------------
  Foreign currency transactions                   (14,239)
---------------------------------------------------------
                                               36,469,056
---------------------------------------------------------
    Net gain from investment securities and
       foreign currency transactions           46,671,550
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $52,950,549
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1997 and 1996

                                                                    1997            1996
                                                                ------------    ------------
OPERATIONS:

  Net investment income                                         $  6,278,999    $  8,067,022
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currency transactions                                         10,202,494       9,942,020
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currency transactions                                 36,469,056      12,247,663
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          52,950,549      30,256,705
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (4,517,536)     (6,101,120)
--------------------------------------------------------------------------------------------
  Class B                                                         (1,708,856)     (2,294,587)
--------------------------------------------------------------------------------------------
  Class C                                                             (2,079)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                            (99,987)             --
--------------------------------------------------------------------------------------------
  Class B                                                            (52,584)             --
--------------------------------------------------------------------------------------------
  Class C                                                               (629)             --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (15,436,814)    (21,359,001)
--------------------------------------------------------------------------------------------
  Class B                                                           (921,844)      1,711,797
--------------------------------------------------------------------------------------------
  Class C                                                          1,124,595
--------------------------------------------------------------------------------------------
    Net increase in net assets                                    31,334,815       2,213,794
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            243,531,479     241,317,685
--------------------------------------------------------------------------------------------
  End of period                                                 $274,866,294    $243,531,479
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $186,636,908    $201,870,971
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                 78,008         112,764
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currency transactions                     567,427      (9,567,151)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currency transactions                                 87,583,951      51,114,895
--------------------------------------------------------------------------------------------
                                                                $274,866,294    $243,531,479
============================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and Class C shares. The new Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. The Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually. On December 31, 1997 undistributed net investment income was reduced and undistributed net realized gains increased by $85,284 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassification discussed above.
C. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1997, AIM was reimbursed $77,375 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1997, AFS was paid $293,817 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("A I M Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1997 for the Class A shares and Class B shares, and the period August 4, 1997 (date sales commenced) through December 31, 1997 for the Class C shares, the Class A, Class B and Class C shares paid AIM Distributors $411,911, $832,184 and $1,555, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $57,864 from sales of the Class A shares of the Fund during the year ended December 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1997, AIM Distributors received $88,250 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1997, the Fund paid legal fees of $4,839 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
NOTE 3-INDIRECT EXPENSES
AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $873 during the year ended December 31, 1997. Also during the year ended December 31, 1997 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $2,795 and $589, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,257 during the year ended December 31, 1997.
NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $61,910,794 and $81,509,097, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $88,905,655
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,317,208)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $87,588,447
=========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                1997                      1996
                       -----------------------   -----------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                       ---------   -----------   ---------   -----------
Sold:
  Class A              2,718,197   $46,163,286   2,473,508   $36,689,173
------------------------------------------------------------------------
  Class B                765,587    13,195,278   1,424,455    21,097,067
------------------------------------------------------------------------
  Class C*                62,085     1,135,211          --            --
------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                237,293     4,070,874     353,355     5,316,653
------------------------------------------------------------------------
  Class B                 87,895     1,505,898     127,578     1,926,340
------------------------------------------------------------------------
  Class C*                    94         1,781          --            --
------------------------------------------------------------------------
Reacquired:
  Class A              (3,882,294) (65,670,974)  (4,274,871) (63,364,827)
------------------------------------------------------------------------
  Class B               (924,101)  (15,623,020)  (1,425,633) (21,311,610)
------------------------------------------------------------------------
  Class C*                  (689)      (12,397)         --            --
------------------------------------------------------------------------
                        (935,933)  $(15,234,063) (1,321,608) $(19,647,204)
=========================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during each of the years in the five-year period ended December 31, 1997, for a share of Class B outstanding during each of the years in the four-year period ended December 31, 1997 and the period September 1, 1993 (date sales commenced) through December 31, 1993 and for a share of Class C outstanding during the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                     CLASS A
                                                               ----------------------------------------------------
                                                                 1997           1996       1995       1994       1993
                                                               --------       --------   --------   --------   --------
Net asset value, beginning of period                           $  16.01       $  14.59   $  11.85   $  14.09   $  13.31
------------------------------------------------------------   --------       --------   --------   --------   --------
Income from investment operations:
  Net investment income                                            0.47           0.55       0.55       0.59       0.60
------------------------------------------------------------   --------       --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.26           1.43       2.71      (2.20)      1.02
------------------------------------------------------------   --------       --------   --------   --------   --------
    Total from investment operations                               3.73           1.98       3.26      (1.61)      1.62
------------------------------------------------------------   --------       --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                            (0.47)         (0.56)     (0.52)     (0.60)     (0.61)
------------------------------------------------------------   --------       --------   --------   --------   --------
  Distributions from net realized gains                           (0.01)            --         --         --      (0.23)
------------------------------------------------------------   --------       --------   --------   --------   --------
  Returns of capital                                                 --             --         --      (0.03)        --
------------------------------------------------------------   --------       --------   --------   --------   --------
    Total distributions                                           (0.48)         (0.56)     (0.52)     (0.63)     (0.84)
------------------------------------------------------------   --------       --------   --------   --------   --------
Net asset value, end of period                                 $  19.26       $  16.01   $  14.59   $  11.85   $  14.09
------------------------------------------------------------   ========       ========   ========   ========   ========
Total return(a)                                                   23.70%         13.88%     28.07%    (11.57)%    12.32%
------------------------------------------------------------   ========       ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $179,456       $164,001   $170,624   $150,515   $200,016
------------------------------------------------------------   ========       ========   ========   ========   ========
Ratio of expenses to average net assets                            1.13%(b)(c)    1.17%      1.21%      1.18%      1.16%
------------------------------------------------------------   ========       ========   ========   ========   ========
Ratio of net investment income to average net assets               2.79%(b)       3.62%     4.20%      4.67%       4.21%
------------------------------------------------------------   ========       ========   ========   ========   ========
Portfolio turnover rate                                              26%            48%        88%       101%        76%
------------------------------------------------------------   ========       ========   ========   ========   ========
Average brokerage commission rate paid(d)                      $ 0.0465       $ 0.0460        N/A        N/A        N/A
------------------------------------------------------------   ========       ========   ========   ========   ========


(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $164,764,424.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.12%.
(d) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                             CLASS B                               CLASS C
                                                         ----------------------------------------------------      -------
                                                           1997          1996      1995      1994      1993         1997
                                                         --------       -------   -------   -------   -------      -------
Net asset value, beginning of period                     $  16.01       $ 14.60   $ 11.84   $ 14.08   $ 15.30      $ 17.67
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
Income from investment operations:
  Net investment income                                      0.34          0.42      0.44      0.47      0.17         0.13
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.25          1.44      2.73     (2.19)    (0.98)        1.58
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
    Total from investment operations                         3.59          1.86      3.17     (1.72)    (0.81)        1.71
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
Less distributions:
  Dividends from net investment income                      (0.35)        (0.45)    (0.41)    (0.49)    (0.17)       (0.13)
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
  Distributions from net realized gains                     (0.01)           --        --        --     (0.24)       (0.01)
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
  Returns of capital                                           --            --        --     (0.03)       --
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
    Total distributions                                     (0.36)        (0.45)    (0.41)    (0.52)    (0.41)       (0.14)
-------------------------------------------------------  --------       -------   -------   -------   -------      -------
Net asset value, end of period                           $  19.24       $ 16.01   $ 14.60   $ 11.84   $ 14.08      $ 19.24
-------------------------------------------------------  ========       ========  ========  ========  ========     =======
Total return(a)                                             22.74%        12.98%    27.16%   (12.35)%   (5.32)%       9.74%
-------------------------------------------------------  ========       ========  ========  ========  ========     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $94,227       $79,530   $70,693   $42,568   $23,892       $1,183
-------------------------------------------------------  ========       ========  ========  ========  ========     =======
Ratio of expenses to average net assets                     1.91%(b)(c)     1.96%     1.97%     2.07%     1.99%(d)    1.90%(b)(c)(d)
-------------------------------------------------------  ========       ========  ========  ========  ========     =======
Ratio of net investment income to average net assets         2.01%(b)       2.83%     3.44%     3.78%     3.38%(d)    2.02%(b)(d)
-------------------------------------------------------  ========       ========  ========  ========  ========     =======
Portfolio turnover rate                                        26%           48%       88%      101%       76%          26%
-------------------------------------------------------  ========       ========  ========  ========  ========     =======
Average brokerage commission rate paid(e)                $ 0.0465       $0.0460       N/A       N/A       N/A      $0.0465
-------------------------------------------------------  ========       ========  ========  ========  ========     =======


(a) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $83,218,352 and $378,512, respectively, for Class B and Class C.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same for Class B and would have been 1.89% for Class C.
(d) Annualized.
(e) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Global Utilities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Utilities Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                              KPMG Peat Marwick LLP

                       Houston, Texas
                       February 6, 1998

Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Carol F. Relihan                                Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                                   TRANSFER AGENT
Director
Cortland Trust Inc.                           Gary T. Crum                                    A I M Fund Services, Inc.
                                              Senior Vice President                           P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Chief Executive Officer                       Dana R. Sutton
Texana Global, Inc.,                          Vice President and Assistant Treasurer          CUSTODIAN
Formerly Member of the
U.S. House of Representatives                 Robert G. Alley                                 State Street Bank & Trust Company
                                              Vice President                                  225 Franklin Street
Carl Frischling                                                                               Boston, MA 02110
Partner                                       Stuart W. Coco
Kramer, Levin, Naftalis & Frankel             Vice President                                  COUNSEL TO THE FUND

Robert H. Graham                              Melville B. Cox                                 Ballard Spahr
President and Chief Executive Officer         Vice President                                  Andrews & Ingersoll
A I M Management Group Inc.                                                                   1735 Market Street
                                              Karen Dunn Kelly                                Philadelphia, PA 19103
John F. Kroeger                               Vice President
Formerly Consultant                                                                           COUNSEL TO THE TRUSTEES
Wendell & Stockel Associates, Inc.            Jonathan C. Schoolar
                                              Vice President                                  Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                                                                              919 Third Avenue
Attorney                                      P. Michelle Grace                               New York, NY 10022
                                              Assistant Secretary
Ian W. Robinson                                                                               DISTRIBUTOR
Consultant; Formerly Executive                Nancy L. Martin
Vice President and                            Assistant Secretary                             A I M Distributors, Inc.
Chief Financial Officer                                                                       11 Greenway Plaza
Bell Atlantic Management                      Ofelia M. Mayo                                  Suite 100
Services, Inc.                                Assistant Secretary                             Houston, TX 77046

Louis S. Sklar                                Kathleen J. Pflueger                            AUDITORS
Executive Vice President                      Assistant Secretary
Hines Interests                                                                               KPMG Peat Marwick LLP
Limited Partnership                           Samuel D. Sirko                                 700 Louisiana
                                              Assistant Secretary                             Houston, TX 77002

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer







REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Utilities Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.4692, $0.3522, and $0.1322 per share, respectively, to shareholders during its tax year ended December 31, 1997. Of these amounts, 60.17% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.0108 per share for Class A, Class B, and Class C shares for the Fund's tax year ended December 31, 1997. Of this amount, 100% is 20% rate gain.

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                        -----------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                        -----------------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$83 billion in assets for more than 3.7 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of December 31, 1997. The AIM Family of                prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.





GLU-AR-1